Toy Biz, Inc.
                              333 East 38th Street
                            New York, New York 10016


                                                                  April 25, 1997



Scott M. Sassa
Chairman of the Board of Directors
and Chief Executive Officer of
Marvel Entertainment Group, Inc.
387 Park Avenue South
New York, NY 10016

                  Re:      Marvel Entertainment Group, Inc., et al., Chapter
                                                             -- --
                           11 Case Nos.  96-2069(HSB) through 96-2077(HSB)
                           -------------------------------------------------

Dear Mr. Sassa:

                  This letter identifies the major business points (although the structure thereof may be subject to variation) which will pertain to a chapter 11 plan of reorganization (the "Plan") which will be proposed on a joint basis by Marvel Entertainment Group, Inc. ("Marvel") and Toy Biz, Inc. ("Toy Biz") in the jointly administered chapter 11 cases of Marvel and certain of its direct and indirect subsidiaries (collectively, the "Debtors") now pending in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") as chapter 11 case nos. 96-2069(HSB) through 96-2077(HSB) (collectively, the "Chapter 11 Cases").

                  This letter is not, and shall in no event or under any circumstances be deemed or construed to be a commitment on behalf of any of Marvel, Toy Biz, The Chase Manhattan Bank ("Chase"), in its capacity as administrative agent for the secured lenders (the "Secured Lenders") under those certain agreements set forth on Schedule 1.1 hereto (together with all related documents, instruments and amendments, the "Credit Agreements") or any of the Secured Lenders to proceed with the Plan or the other transactions contemplated hereby. The following entities referred to herein shall become obligated to proceed with the Plan and the other transactions contemplated hereby with respect to each such entity as follows:

                  1. With respect to Toy Biz. (A) Toy Biz shall have indicated
                     -----------------------
in writing by not later than two weeks after the date on which it has commenced its due diligence that it has completed its due diligence, (B) the terms of the Plan and the transactions contemplated thereby shall have been duly authorized by the Board of Directors of Toy Biz, (C) definitive documents, including

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without limitation the Plan, shall have been duly executed, delivered or consented to by Toy Biz in the exercise of its sole and absolute discretion, and
(D) the Bankruptcy Court shall have entered an order approving the transactions contemplated by Section II hereof.

                  2. With respect to Marvel. (A) The terms of the Plan and the
                     ----------------------
transactions contemplated thereby shall have been duly authorized by the Board of Directors of Marvel, (B) definitive documents, including without limitation the Plan, shall have been duly executed, delivered or consented to by Marvel in the exercise of its sole and absolute discretion, and (C) the transactions contemplated hereby shall have been approved by the Bankruptcy Court.

                  3. With respect to the Secured Lenders. (A) The Secured
                     -----------------------------------
Lenders shall have completed their due diligence, (B) the Secured Lenders shall have voted by the requisite statutory majorities under section 1126(c) of the Bankruptcy Code taking into account any votes designated under section 1126(e) of the Bankruptcy Code, (C) definitive documents, including without limitation the Plan, shall have been duly executed, delivered or consented to by the Secured Lenders in the exercise of their sole and absolute discretion, and (d) the transactions contemplated hereby shall have been approved by the Bankruptcy Court.


I.          Plan of Reorganization.
            ----------------------

         A. Classification and Treatment of Claims. Administrative expense
            --------------------------------------
claims (including all amounts due and owing with respect to the Debtor in Possession financing facility, as amended (the "DIP Facility"), including but not limited to principal, accrued interest, fees, expenses, charges and other amounts heretofore obtained by the Debtors in the Chapter 11 Cases (the "DIP Amount")) and priority tax claims shall be paid in full, it being understood and agreed that all outstanding letters of credit or other similar obligations or exposure shall be terminated and the Secured Lenders shall have been released from any liability relating thereto. The Plan shall classify and treat the claims against and the equity interests in the Debtors as follows:

            1.  Priority Non-Tax Claims.  Priority non-tax claims
                -----------------------
shall be paid in full.

            2.  Secured Lender Claims.  The Secured Lenders or
                ---------------------
their nominee(s), designee(s) or assignee(s) as directed by Chase
(the "Designees") shall receive:

                (a)   If a Qualifying Offer Closes.  In the event
                      ----------------------------
that a Qualifying Offer (as hereinafter defined) closes on or before the Effective Date (as hereinafter defined), cash equal in

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amount to the amount by which (x) all principal, interest, fees, expenses and other amounts then due and owing pursuant to the Credit Agreements, exceeds (y) one hundred and eighty million dollars ($180,000,000) (such excess being hereinafter referred to as the "Secured Lender Cash Payment") plus one hundred percent (100%) of the issued and outstanding capital stock of Fleer Corp. ("Fleer") and Panini S.p.A. ("Panini"), it being understood and agreed that all outstanding letters of credit or other similar obligations or exposure shall be terminated and the Secured Lenders shall have been released from any liability relating thereto. Additionally, in the event such Qualifying Offer generates Excess Proceeds (as hereinafter defined), the Secured Lenders may elect, in their sole and absolute discretion, to be distributed all or any a part of such Excess Proceeds in which event holders of claims and interests in the classes described in section I.A.4, 5 and 6 hereof shall be distributed subordinated notes or securities issued by a newly formed trust or other acceptable entity formed for the benefit of such classes in an aggregate amount equal to such Excess Proceeds so elected to be distributed to the Secured Lenders. Fleer and/or Panini may issue new notes to the Secured Lenders, in addition to the indebtedness owed to the Secured Lenders currently outstanding against Panini, on terms and conditions and in an aggregate principal amount reasonably acceptable to the Secured Lenders.

                (b)   If No Qualifying Offer Closes.  If no
                      -----------------------------
Qualifying Offer is received or no Qualifying Offer closes on or before the Effective Date:

                      (i)  Cash: Cash in an amount equal to two
                           ----
hundred and fifty million dollars ($250,000,000) less the DIP
Amount.

                      (ii) Note: Notes in an aggregate principal
                           ----
amount of one hundred seventy million dollars ($170,000,000) (the "Notes") issued by Newco (as hereinafter defined) with interest to accrue (but not be paid) and to compound on a monthly basis at the rate of eleven and one half percent (11.5%) per annum and a maturity date of the fifth (5th) anniversary of the Effective Date of the Plan. The Notes will contain reasonable and customary representations, covenants, warranties, and events of default acceptable to the Secured Lenders including reasonable and customary covenants for indebtedness secured by a "silent" lien which is junior to any liens granted in connection with the Loan Facility (as hereinafter defined).

                      (iii)  Stock of Newco: Twenty-eight percent
                             --------------
(28%) of the common stock of Newco before dilution by warrants or options together with (a) appropriate corporate governance rights, including appropriate special voting rights and the right to designate a specified number of directors, and (b) access to public markets including customary registration rights, piggy-

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back rights and the right to have the securities listed on a national stock exchange or stock market.

                      (iv)  Stock of Panini and Fleer: One hundred
                            -------------------------
percent (100%) of the issued and outstanding capital stock of Fleer and Panini, it being understood that Fleer and/or Panini may issue new notes to the Secured Lenders, in addition to the indebtedness owed to the Secured Lenders currently outstanding against Panini, on terms and conditions and in an aggregate principal amount reasonably acceptable to the Secured Lenders.

            3. Other Secured Claims. All other allowed secured claims
               --------------------
shall receive (x) payment in full in respect of their allowed secured claims,
(y) the return of their collateral or (z) reinstatement of their claim, if no Qualifying Offer is received or closes as shall be determined by Toy Biz in the exercise of its sole and absolute discretion, subject to the approval of the Secured Lenders which may not be unreasonably withheld or delayed.

            4. Unsecured Claims. All allowed unsecured claims shall be
               ----------------
paid a pro rata share of (i) an amount (the "Designated Distribution") to be determined by Toy Biz and acceptable to the Secured Lenders, and (ii) subject to the second sentence of section I.A.2(a) hereof, Excess Proceeds until all allowed unsecured claims have been paid in full.

            5. Securities Litigation Claims. Allowed securities litigation
               ----------------------------
claims shall be subordinated to all other claims and shall be pari passu with all equity interests in Marvel (other than warrants) pursuant to section 510(b) of the Bankruptcy Code and, subject to the second sentence of section I.A.2(a) hereof, shall receive the treatment set forth in section I.A.6(a) below, it being understood that the holders thereof are only entitled to one recovery in respect of any equity interest.

            6. Equity Interests.
               ----------------

               (a)  Marvel.  All equity interests in Marvel shall
                    ------
be cancelled, and, subject to the second sentence of section I.A.2(a) hereof, Excess Proceeds after payment in full of all allowed unsecured claims pursuant to section I.A.4 above shall be distributed to the holders of all allowed equity interests on a pari passu basis with the securities litigation claims pursuant to section I.A.5 above. In the event that no Qualifying Offer closes, the holders of equity interests in Marvel shall receive three (3) year warrants entitling the holders thereof to acquire seven and one half percent (7.5%) of the common stock of Newco on a fully diluted basis with an exercise price based upon Newco having an enterprise value of nine hundred and fifty million dollars ($950,000,000) and an additional five percent (5%) of the common stock of Newco on a fully diluted basis with an exercise

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price based upon Newco having an enterprise value of one billion one hundred million dollars ($1,100,000,000).

               (b)  Other Equity Interests.  Each holder of an
                    ----------------------
allowed equity interest (other than warrants) in any other Debtor shall retain unaltered the legal, equitable and contractual rights to which such allowed equity interest entitles the holder thereof unless the Secured Lenders, Toy Biz and Marvel agree otherwise.

            7.  Warrants.  All warrants shall be canceled.
                --------

         B. Means of Implementation.
            -----------------------

            1. Auction. An investment banking firm (the "Investment
               -------
Banker") to be selected by Marvel and acceptable to Toy Biz and the Secured Lenders shall seek offers in accordance with procedures to be formulated by the Investment Banker after consultation with Marvel, Toy Biz and the Secured Lenders (the "Auction Procedures") to purchase either (a) one hundred percent (100%) of the common stock of Newco (the, "Newco Auction") or, in the alternative, (b) Marvel or all of the assets of Marvel, exclusive in each case of Fleer, Panini and their subsidiaries (such assets exclusive of Fleer, Panini and their subsidiaries are hereinafter referred to as the "Designated Marvel Assets") (the "Marvel Auction"); it being understood and agreed that Toy Biz shall be entitled to receive a Breakup Fee (as hereinafter defined) if (x) all of the conditions set forth in section VI below have been satisfied, and (y) the Designated Marvel Assets are sold or disposed of other than pursuant to the Newco Auction. The Designated Marvel Assets shall be sold to the highest or best bidder making a Qualifying Offer in the event of one or more Qualifying Offer(s). No offer which is not a Qualifying Offer shall be accepted. For purposes of a sale pursuant to a Newco Auction, any offer yielding Net Proceeds of Sale in an amount greater than or equal to the Secured Lender Cash Payment plus two hundred and eighty five million dollars ($285,000,000) (the "Toy Biz Payment") shall be a "Qualifying Offer" provided that (1) an amount at least equal to the Secured Lender Cash Payment and the Toy Biz Payment shall be in cash and (2) all outstanding letters of credit or other similar obligations or exposure of the Secured Lenders under the Credit Agreements shall be terminated and the Secured Lenders shall have been released from any liability relating thereto. For purposes of a sale pursuant to a Marvel Auction, any offer that Marvel accepts shall be a "Qualifying Offer" provided that it includes a mechanism for payment of the Breakup Fee in cash. The highest or best Qualifying Offer shall close and all consideration shall be paid, if at all, by not later than the Effective Date, time being of the essence. The term "Net Proceeds of Sale" means proceeds of a sale pursuant to this section I.B.1 net of cash payment without duplication of (i) all allowed administrative expense claims (including the DIP

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Amount), all allowed priority tax claims, all allowed priority non-tax claims, the Designated Distribution, and all amounts required to cure executory contracts or unexpired leases to be assumed pursuant to section 365 of the Bankruptcy Code, (ii) all of Toy Biz's costs, including reasonable attorneys' and investment bankers' fees (in an aggregate amount not to exceed three million five hundred thousand dollars ($3,500,000)), in connection with the Chapter 11 Cases and the transactions contemplated by this letter (including fees and costs with respect to any proxy statement), and (iii) all fees and charges then due and owing pursuant to the Credit Agreements and all other costs or expenses of the Secured Lenders, including all reasonable attorneys' and investment bankers' fees incurred by the Secured Lenders. In the event of a sale pursuant to the Newco Auction, the term "Excess Proceeds" means Net Proceeds of Sale in excess of an amount of cash required to pay both the Secured Lender Cash Payment and the Toy Biz Payment. In the event of a sale pursuant to a Marvel Auction, the term "Excess Proceeds" means Net Proceeds of Sale in excess of an amount required to satisfy the Secured Lender Cash Payment (whether or not in cash) and the Breakup Fee, if applicable.

               (a)   No Qualifying Offer.  If no Qualifying Offer
                     -------------------
is received or no Qualifying Offer closes on or before the Effective Date, seventy two percent (72%) of the common stock of Newco shall be issued to the holders of Toy Biz common stock (other than Marvel) in accordance with their interests and the Secured Lenders or their Designees shall receive the treatment set forth in section I.A.2(b) hereof.

               (b)   Qualifying Offer Closes.  If a Qualifying
                     -----------------------
Offer closes on or before the Effective Date, (i) the Secured Lenders or their Designees shall receive the treatment set forth in section I.A.2(a) hereof, (ii) Toy Biz shall receive, if applicable, the Toy Biz Payment or the Breakup Fee to be distributed to the holders of Toy Biz common stock (other than Marvel) in accordance with their interests, and (iii) any Excess Proceeds shall be distributed as set forth in section I.A hereof.

            2. Merger of Marvel and Toy Biz. Except in the event of a sale
               ----------------------------
pursuant to the Marvel Auction, Marvel and Toy Biz shall merge or enter into some other form of business combination to form "Newco" on terms to be agreed upon consistent with this letter.

            3. Fleer and Panini. Marvel shall convey all of the issued and
               ----------------
outstanding common stock of Fleer and Panini to the Secured Lenders or their Designees, it being understood and agreed that all intercompany agreements, understandings and relationships between Fleer or Panini on the one hand and Marvel or any of its affiliates on the other hand (including any material licensing agreement designated by the Secured Lenders)

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shall remain in full force and effect unless (a) modified or terminated in the ordinary course of business or (b) the Secured Lenders and Toy Biz agree in writing otherwise.

            4. Fleer and Panini Obligations. Except as otherwise provided
               ----------------------------
by Section I.B.3 hereof, the Plan will provide that (a) Toy Biz, Marvel and Newco shall be released and discharged from all obligations borne or the responsibility of Marvel primarily for the benefit of Fleer or Panini, and (b) Fleer and Panini shall be released and discharged from all obligations relative to Toy Biz, Marvel and Newco.

            5. Compliance With Securities Laws. Toy Biz, Marvel and, in
               -------------------------------
the event of its formation, Newco shall comply with all applicable securities laws in order to permit the consummation of the transactions contemplated hereby, including the issuance and delivery of securities required to be issued or delivered by the Plan.

            6. Loan Facility. Newco shall obtain a loan facility or
               -------------
facilities (collectively, the "Loan Facility") in the amount of two hundred and fifty million dollars ($250,000,000) on a term loan basis and seventy-five million dollars ($75,000,000) on a revolving credit basis in each case having terms reasonably acceptable to the Secured Lenders. In the event that the parties hereto are unable to obtain a term loan facility for such amount from a third-party lender as of the Effective Date after reasonable efforts to obtain such a facility, the Secured Lenders will provide a senior secured term loan facility in the amount of one hundred and fifty million dollars ($150,000,000) with a maturity date of not earlier than the first (1st) anniversary of the Effective Date and otherwise on terms reasonably acceptable to the Secured Lenders and Toy Biz provided that the remainder of the Loan Facility is provided by a third party on terms reasonably acceptable to the Secured Lenders.

         C. Executory Contracts.  If no Qualifying Offer is
            -------------------
received or closes, all executory contracts and unexpired leases of any of the Debtors shall be assumed and assigned to Newco or Fleer as applicable except for such executory contracts or unexpired leases as may be designated for rejection by Toy Biz in the exercise of its sole and absolute discretion prior to the commencement of the hearing to consider confirmation of the Plan, subject to the approval of Marvel and the Secured Lenders which may not be unreasonably withheld or delayed.

         D. Conditions Precedent.
            --------------------

            1.  Conditions Precedent to Confirmation.
                ------------------------------------
Confirmation of the Plan shall be subject to the following conditions precedent:


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                (a)   Form of Confirmation Order.  The Clerk of the
                      --------------------------
Bankruptcy Court shall have entered an order confirming the Plan (the "Confirmation Order") in a form which (i) does not materially and adversely affect the benefits to be received hereunder by any of the estate of Marvel, Toy Biz or the Secured Lenders without the consent of the affected party to be given or withheld in the exercise of each entity's sole and absolute discretion, (ii) determines that Toy Biz has acted in good faith under the Plan, and (iii) is otherwise in form and substance reasonably acceptable to Marvel, Toy Biz and the Secured Lenders.1

                (b)   Confirmation Date.  The Confirmation Date
                      -----------------
shall be no later than August 15, 1997, time being of the essence.

            2.  Conditions Precedent to Effective Date.  The
                --------------------------------------
occurrence of the Effective Date of the Plan is subject to the satisfaction of the following conditions precedent:

                (a)  Finality of Confirmation Order.  The
                     ------------------------------
confirmation order shall be final and no longer subject to appeal or review.

                (b)  Execution of Documents.  All actions,
                     ----------------------
documents, financing statements and instruments necessary to implement the provisions of the Plan shall have been effected or executed and delivered as the case may be.

                (c)   No Material Adverse Change.  There shall have
                      --------------------------
been no material adverse change in the financial condition of either Toy Biz or Marvel after the date hereof, it being understood that the definitive documentation will contain objective criteria defining what constitutes a material adverse change.

                (d)   Approval by Toy Biz Shareholders.  The
                      --------------------------------
transactions contemplated hereby as they relate to Toy Biz shall have been duly authorized by the shareholders of Toy Biz.

                (e)   HSR.  The waiting period under the Hart-
                      ---
Scott-Rodino Antitrust Improvements Act shall have expired.

--------
1 The form of confirmation order will be annexed to the Plan and should address such matters as compliance with applicable securities laws, the validity and enforceability of all applicable plan documents, the validity and enforceability of all releases and injunctions contemplated hereby to be contained in the Plan and tax matters including exemption from transfer taxes under Bankruptcy Code section 1146(c).

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                (f)   Fairness Opinion for Toy Biz.  Toy Biz shall
                      ----------------------------
have received a suitable fairness opinion indicating that the exchange consideration to be received by Toy Biz Class A shareholders (other than Marvel), i.e. being a minimum of either seventy-two percent (72%) of the common stock of Newco before dilution by warrants or options or two hundred and eighty-five million dollars ($285,000,000) in cash, is fair from a financial point of view to the existing holders of Class A Toy Biz common stock.

            3. Waiver of Conditions Precedent. The conditions precedent
               ------------------------------
contained in this section I.D may be waived only with the consent of Marvel, Toy Biz and the Secured Lenders, as applicable, to be given or withheld in the exercise of each entity's sole and absolute discretion.

         E. Definition of Effective Date. The "Effective Date" of the Plan shall
            ----------------------------
be the first business day which is eleven (11) days after the Confirmation Order has been entered and on which all of the conditions precedent contained in section I.D.2 hereof shall have been satisfied or waived unless a later date is designated in a writing executed by Marvel, Toy Biz and the Secured Lenders to be given in the exercise of their respective sole and absolute discretion.

II.         Retention of Investment Banker and Approval of Breakup Fee. Marvel
            ----------------------------------------------------------
shall file a motion or motions requesting an order of Bankruptcy Court in a form acceptable to Toy Biz and the Secured Lenders by not later than April 29, 1997
(1) authorizing the retention by Marvel of the Investment Banker to begin seeking Qualifying Offers in accordance with the Auction Procedures, and (2) approving the Breakup Fee.

III.        Filing of Plan.  Marvel and Toy Biz shall file the Plan
            --------------
and a disclosure statement with respect to the Plan not later than May 15, 1997.

IV.         Governing Law.  The transactions contemplated hereby
            -------------
shall be governed by the internal laws of the State of Delaware and to the extent applicable Federal law.

V.          Section 363 Sale.  Nothing contained herein shall
            ----------------
preclude a motion to sell assets (including stock) not subject to the merger contemplated hereby pursuant to section 363 of the Bankruptcy Code.

VI.         Breakup Fee.  In the event that the Designated Marvel
            -----------
Assets are sold or disposed of pursuant to a higher or better offer, Toy Biz shall be entitled to receive a breakup fee (the "Breakup Fee") from Marvel out of the proceeds of such transaction to be distributed to the holders (other than Marvel) of Toy Biz common stock in accordance with their interests in the

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amount of seven million dollars ($7,000,000) provided that (a) Toy Biz sends to
Marvel and the Secured Lenders a copy of a firm financing commitment subject only to the payment of a customary fee and otherwise in form and substance reasonably acceptable to the Secured Lenders with respect to the Loan Facility described in section I.B.6 above, (b) Toy Biz is otherwise willing and diligently proceeding to close, and (c) Isaac Perlmutter and Avi Arad shall have entered into a voting agreement in form and substance reasonably acceptable to Marvel and the Secured Lenders on or before the date on which Toy Biz must complete its due diligence pursuant to which they agree to vote their shares of Toy Biz common stock in favor of the merger and other transactions contemplated hereby and not in favor of any competing offers.

VII.        Toy Biz Proxy Statement/Registration Statement.  Toy
            ----------------------------------------------
Biz shall file a preliminary proxy statement/registration statement on form S-4 with the Securities and Exchange Commission seeking approval of the transactions contemplated hereby no later than two (2) weeks after the entry of an order by the Bankruptcy Court approving the Breakup Fee provided that such order is not the subject of a stay of a court of competent jurisdiction, but in no event earlier than the date in which the Plan and a disclosure statement therefore have been filed with the Bankruptcy Court.

VIII.       Acceptance.  If the foregoing terms and conditions
            ----------
are satisfactory to you, please signify your agreement thereto by signing and returning the enclosed copy of this letter. If these terms are not accepted by you by the close of business on April 25, 1997, this proposal shall automatically, and without

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necessity of notice of any kind, be deemed terminated and of no further force or effect. This letter may be executed and delivered in counterparts by facsimile.

                                               Very truly yours,

                                               TOY BIZ, INC.


                                               By:
                                                   -----------------------------
                                                   Name:  Joseph M. Ahearn
                                                   Title: President and
                                                          Chief Executive
                                                          Officer

Accepted and Agreed to this
____ day of _____, 1997

MARVEL ENTERTAINMENT
GROUP, INC.

By:      _______________________
         Name:__________________
         Title:_________________

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                                  Schedule 1.1
                                  ------------

                               Existing Agreements


I.       Obligations Secured
         -------------------

         o Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Fleer Credit Agreement"), among Marvel Entertainment Group, Inc. ("Marvel"), Fleer Corp. ("Fleer"), the banks and other institutions from time to time parties thereto, the co-agents named therein and The Chase Manhattan Bank (formerly known as Chemical Bank) ("Chase"), as administrative agent.

         o Term Loan and Guarantee Agreement, dated as of August 30, 1994 (as amended, supplemented or otherwise modified from time to time, the "Panini Loan
                  Agreement"), among Marvel, Panini, S.p.A. (as successor to Marvel Comics Italia, S.r.l.) and Istituto Bancario Sao Paolo di Torino, S.p.A.

         o Credit and Guarantee Agreement, dated as of April 24, 1995 (as amended, supplemented or otherwise modified from time to time, the "SkyBox Credit Agreement"), among Marvel, Fleer, the banks and other institutions from time to time parties thereto, the co-agents named therein and Chase.

         o Line of Credit, dated as of March 27, 1996, among Fleer, the banks and other financial institutions from time to time parties thereto and Chase, as administrative agent (in such capacity, the "Administrative Agent").

         o Each letter of credit issued by a bank or other financial institution which is party to the Fleer Credit Agreement or the SkyBox Credit Agreement for the account of Marvel or any of its subsidiaries.

         o Each interest rate agreement between Marvel or any of its subsidiaries and a bank or other financial institution which is a party to the Fleer Credit Agreement or the SkyBox Credit Agreement.

II.      Guarantees
         ----------

         o Marvel Guarantee, dated March 27, 1996, made by Marvel in favor of the Administrative Agent, as amended.


483824.1

         o Fleer Guarantee, dated March 27, 1996, made by Fleer in favor of the Administrative Agent, as amended.

         o Subsidiary Guarantee, dated as of March 27, 1996, made by The Asher Candy Company, Fleer Sales Corp., Frank H. Fleer Corp., SkyBox International Inc., Impel Movieline, Inc., SkyBox Management, Inc., Heroes World Distribution, Inc., Malibu Comics Entertainment, Inc., Marvel Characters, Inc., Marvel Direct Marketing, Inc., Marvel Restaurant Venture Corp., MRV, Inc. and Welsh Publishing Group, Inc. in favor of the Administrative Agent, as amended.

         o Each of the SkyBox Credit Agreement, the Fleer Credit Agreement and the Panini Loan Agreement contains a guarantee by Marvel of the obligations of Fleer or Panini, S.p.A., as the case may be, thereunder.

III.     Security Agreements
         -------------------

         o Company Security Agreement, dated as of March 27, 1996, made by Marvel in favor of the Administrative Agent, as amended.

         o Fleer Security Agreement, dated as of March 27, 1996, made by Fleer in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by The Asher Candy Company in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by Fleer Sales Corp. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by Frank H. Fleer Corp. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by SkyBox International, Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by Impel Movieline, Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by SkyBox Management, Inc. in favor of the Administrative Agent, as amended.

483824.1

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by Heroes World Distribution, Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by Malibu Comics Entertainment. Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by Marvel Characters, Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by Marvel Direct Marketing, Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by MRV, Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Security Agreement, dated as of March 27, 1996, made by Welsh Publishing Group, Inc. in favor of the Administrative Agent, as amended.

         o Fleer Trademark Security Agreement, dated as of March 27, 1996, made by Fleer in favor of the Administrative Agent, as amended.

         o Subsidiary Trademark Security Agreement, dated as of March 27, 1996, made by Marvel Characters, Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Trademark Security Agreement, dated as of March 27, 1996, made by SkyBox International, Inc. in favor of the Administrative Agent, as amended.

         o Subsidiary Trademark Security Agreement, dated as of March 27, 1996, made by Malibu Comics Entertainment, Inc. in favor of the Administrative Agent, as amended.

         o Fleer Copyright Security Agreement, dated as of March 27, 1996, made by Fleer in favor of the Administrative Agent, as amended.

         o Subsidiary Copyright Security Agreement, dated as of March 27, 1996, made by Marvel Characters, Inc. in favor of the Administrative Agent, as amended.

         o Additional Subsidiary Copyright Security Agreement, dated as of March 27, 1996, made by Malibu Comics Entertainment, Inc. in favor of the Administrative Agent, as amended.

                                       -3-
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



IV.      Pledge Agreements
         -----------------

         o Company Pledge Agreement, dated as of March 27, 1996, made by Marvel in favor of the Administrative Agent, as amended.

         o Fleer Pledge Agreement, dated as of March 27, 1996, made by Fleer in favor of the Administrative Agent, as amended.

         o SkyBox Pledge Agreement, dated as of March 27, 1996, made by SkyBox International Inc. (formerly Impel Marketing Inc.) in favor of the Administrative Agent, as amended.

         o Italian Pledge Agreement, dated as of March 27, 1996, made by Marvel in favor of the Administrative Agent, as amended.

         o Share Pledge Agreement (Germany), dated as of May 24, 1996, made by Fleer in favor of the Administrative Agent, as amended.

V.       Mortgages
         ---------

         o Open-End Mortgage, dated May 15, 1996 (but effective as of March 27, 1996), from Frank H. Fleer Corp. to the Administrative Agent with respect to the real property and improvements located at North Tenth Street in Philadelphia.

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